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                                                               Exhibit 10.22



                        ANGELICA CORPORATION
                  FORM 10-K FOR FISCAL YEAR ENDED
                          JANUARY 29, 2000

                              SCHEDULE

The indemnification agreements presently in effect between the Company and its Directors and executive officers as of various dates are substantially identical in all material respects. This schedule is included pursuant to Instruction 2 of Item 601(a) of Regulation S-K for the purpose of identifying the Directors and executive officers executing such agreements:

Name                          Title
----                          -----

David A. Abrahamson           Director

Susan S. Elliott              Director

Earle H. Harbison, Jr.        Director

Don W. Hubble                 Chairman, President and Chief
                              Executive Officer

L. F. Loewe                   Director

Charles W. Mueller            Director

William A. Peck, M.D.         Director

William P. Stiritz            Director

H. Edwin Trusheim             Director

T. M. Armstrong               Sr. Vice President-Finance and
                              Administration

Steven L. Frey                Vice President, General Counsel &
                              Secretary




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Charles D. Molloy, Jr.        Vice President

James W. Shaffer              Vice President and Treasurer

Denis R. Raab                 Vice President

Alan D. Wilson                Vice President